UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2017
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2017-C5
(Central Index Key Number 0001699099)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-09	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2017, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified in the Pooling and Servicing Agreement as “Key Center Cleveland” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Key Center Cleveland Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified in the Pooling and Servicing Agreement as “Uovo Art Storage” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Uovo Art Storage Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “229 West 43rd Street Retail Condo” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2016 (the “CD 2016-CD2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the CD 2016-CD2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the 229 West 43rd Street Retail Condo Mortgage Loan will be serviced and administered under the 229 West 43rd Street Retail Condo Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “350 Park Avenue” will be serviced and administered pursuant to a trust and servicing agreement, dated as of December 6, 2016 (the “VNDO 2016-350P Trust and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. An executed version of the VNDO 2016-350P Trust and Servicing Agreement is attached hereto as Exhibit 4.3. In addition, the 350 Park Avenue Mortgage Loan will be serviced and administered under the 350 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Prudential Plaza” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE26 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying and custodian, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the COMM 2015-CCRE26 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4. In addition, the Prudential Plaza Mortgage Loan will be serviced and administered under the Prudential Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Hilton Hawaiian Village” will be serviced and administered pursuant to a trust and servicing agreement, dated as of November 28, 2016 (the “Hilton USA Trust 2016-HHV Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the Hilton USA Trust 2016-HHV Trust and Servicing Agreement Trust and Servicing Agreement is attached hereto as Exhibit 4.5. In addition, the Hilton Hawaiian Village Mortgage Loan will be serviced and administered under the Hilton Hawaiian Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “Landmark Square” and “Dallas Design District” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2017 (the “JPMCC 2017-JP5 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMCC 2017-JP5 Pooling and Servicing Agreement is attached hereto as Exhibit 4.6. In addition, the Landmark Square Mortgage Loan will be serviced and administered under the Landmark Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15. In addition, the Dallas Design District Mortgage Loan will be serviced and administered under the Dallas Design District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “Moffett Gateway”, “Summit Mall” and “Dick’s Sporting Goods Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2016 (the “JPMCC 2016-JP4 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMCC 2016-JP4 Pooling and Servicing Agreement is attached hereto as Exhibit 4.7. In addition, the Moffett Gateway Mortgage Loan will be serviced and administered under the Moffett Gateway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17. In addition, the Summit Mall Mortgage Loan will be serviced and administered under the Summit Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18. In addition, the Dick’s Sporting Goods Portfolio Mortgage Loan will be serviced and administered under the Dick’s Sporting Goods Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Summit Place Wisconsin” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2017 (the “CD 2017-CD3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the CD 2017-CD3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.8. In addition, the Summit Place Wisconsin Mortgage Loan will be serviced and administered under the Summit Place Wisconsin Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $914,325,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated March 17, 2017, among the Registrant and JPMS, for itself and on behalf of DBSI, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 31, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $914,325,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $9,331,484.76, were approximately $992,029,295.08. Of the expenses paid by the Registrant, approximately $4,102,504.82 were paid directly to affiliates of the Registrant, $43,812.50 in the form of fees were paid to the Underwriters, $78,862.50 were paid to or for the Underwriters and $5,106,304.94 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On March 31, 2017, the Registrant sold the Class D and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $23,478,000 to JPMS and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated March 17, 2017, by and among the Depositor, JPMS and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On March 31, 2017, the Registrant sold the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “Risk Retention Certificates”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $105,649,191, to Massachusetts Mutual Life Insurance Company (the “Third Party Purchaser”), as purchaser, pursuant to a Certificate Purchase Agreement, dated March 17, 2017, between the Depositor and the Third Party Purchaser (the “Risk Retention Certificate Purchase Agreement”). The Risk Retention Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMDB Commercial Mortgage Securities Trust 2017-C5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 35 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 50 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of March 31, 2017 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB and (ii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 31, 2017 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and GACC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated March 20, 2017 and as filed with the Securities and Exchange Commission on March 31, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Credit Risk Retention

The Risk Retention Certificates were sold to the Third Party Purchaser for $ 54,220,070 (representing 5.03% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Risk Retention Certificate Purchase Agreement. The Third Party Purchaser is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $53,920,851.59 (representing 5.00% of the aggregate fair value of all the Classes of Regular Certificates), in each case, excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated March 10, 2017 and as filed with the Securities and Exchange Commission on March 13, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated March 17, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CD 2016-CD2 certificates, dated as of December 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement governing the issuance of the VNDO 2016-350P certificates, dated as of December 6, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE26 certificates, dated as of October 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Trust and Servicing Agreement governing the issuance of the Hilton USA Trust 2016-HHV certificates, dated as of November 28, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the JPMCC 2017-JP5 certificates, dated as of March 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP4 certificates, dated as of December 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement governing the issuance of the CD 2017-CD3 certificates, dated as of February 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of January 31, 2017, by and among Citi Real Estate Funding Inc., as Note A-1 Holder and Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of February 3, 2017, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, and Deutsche Bank AG, New York Branch, as Note A-4 Holder.
Exhibit 4.11	Amended and Restated Co-Lender Agreement, dated as of February 1, 2017, by and among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of CD 2016-CD2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-CD2, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Citigroup Global Markets Realty Corp., as Note A-4-A Holder, Citigroup Global Markets Realty Corp., as Note A-4-B Holder, Citigroup Global Markets Realty Corp., as Note A-5 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of CD 2016-CD2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-CD2, as Note A-6 Holder, Deutsche Bank AG, New York Branch, as Note A-7 Holder, and Deutsche Bank AG, New York Branch, as Note A-8 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of December 2, 2016, by and among Goldman Sachs Mortgage Company, as the Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-4 Holder, Goldman Sachs Mortgage Company, as the Initial Note B-1 Holder, and Deutsche Bank AG, New York Branch, as the Initial Note B-2 Holder.

Exhibit 4.13	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1-A Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of March 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of March 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of November 18, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of December 1, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, and Deutsche Bank AG, New York Branch, as the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2017 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 20, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 31, 2017, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 31, 2017, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2017	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated March 17, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the CD 2016-CD2 certificates, dated as of December 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement governing the issuance of the VNDO 2016-350P certificates, dated as of December 6, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE26 certificates, dated as of October 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.5	Trust and Servicing Agreement governing the issuance of the Hilton USA Trust 2016-HHV certificates, dated as of November 28, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the JPMCC 2017-JP5 certificates, dated as of March 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP4 certificates, dated as of December 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.8	Pooling and Servicing Agreement governing the issuance of the CD 2017-CD3 certificates, dated as of February 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.9	Co-Lender Agreement, dated as of January 31, 2017, by and among Citi Real Estate Funding Inc., as Note A-1 Holder and Note A-4 Holder, Bank of America, N.A., as Note A-2 Holder and Note A-5 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder and Note A-6 Holder.	(E)
4.10	Co-Lender Agreement, dated as of February 3, 2017, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, and Deutsche Bank AG, New York Branch, as Note A-4 Holder.	(E)
4.11	Amended and Restated Co-Lender Agreement, dated as of February 1, 2017, by and among Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of CD 2016-CD2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-CD2, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Citigroup Global Markets Realty Corp., as Note A-4-A Holder, Citigroup Global Markets Realty Corp., as Note A-4-B Holder, Citigroup Global Markets Realty Corp., as Note A-5 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of CD 2016-CD2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-CD2, as Note A-6 Holder, Deutsche Bank AG, New York Branch, as Note A-7 Holder, and Deutsche Bank AG, New York Branch, as Note A-8 Holder.	(E)

4.12	Co-Lender Agreement, dated as of December 2, 2016, by and among Goldman Sachs Mortgage Company, as the Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-4 Holder, Goldman Sachs Mortgage Company, as the Initial Note B-1 Holder, and Deutsche Bank AG, New York Branch, as the Initial Note B-2 Holder.	(E)
4.13	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1-A Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder, and German American Capital Corporation, as Note A-4 Holder.	(E)
4.14	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.	(E)
4.15	Co-Lender Agreement, dated as of March 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of March 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.17	Co-Lender Agreement, dated as of November 18, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.	(E)
4.18	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.19	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.20	Co-Lender Agreement, dated as of December 1, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, and Deutsche Bank AG, New York Branch, as the Initial Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 20, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 31, 2017, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of March 31, 2017, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)